Supplement to the Prospectus dated June 29, 2000 of
Delaware Tax-Efficient Equity Fund

and to the Prospectus dated January 29, 2001 of
Delaware Blue Chip Fund

On April 19, 2001, the Boards of Trustees responsible for the Delaware Tax-Efficient Equity Fund and the Delaware Blue Chip Fund approved proposals to merge the Funds into the Delaware Devon Fund, a series of Delaware Group Equity Funds I, subject to shareholder approval. The Board of Trustees responsible for the Delaware Devon Fund also approved the mergers.

The investment goal of the Delaware Devon Fund is to provide total return to shareholders. The investment goal of the Delaware Tax-Efficient Equity Fund is to provide total return to shareholders on an after-tax basis. The primary investment goal of Delaware Blue Chip Fund is long-term capital appreciation. Current income is a secondary objective for that Fund. The Boards believe that the proposed mergers will benefit shareholders.

Effective April 23, 2001, the Delaware Tax-Efficient Equity Fund and the Delaware Blue Chip Fund will be closed to new investors. Shareholders of record on May 30, 2001 will receive a proxy statement in early June requesting their votes on the proposed merger of their Fund at a special meeting of shareholders to be held on or about July 26, 2001. If approved, the mergers would be expected to take place on or about August 20, 2001. Additionally, the Funds would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the merger.

Please keep this supplement for future reference.

The date of this Supplement is April 20, 2001.